EXECUTION COPY



                               AMENDMENT NO. 11

                          Dated as of November 26, 1999

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997

      PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

                                       I.

                                CREDIT AGREEMENT

     1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment No. 11 (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them.

     (b) The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     2. Amendments to the Credit Agreement. Upon and after the Amendment No. 11 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

     (a) Section 1.01 is hereby amended (i) to add, in alphabetical order, the following new definitions:

     "Amendment No. 11" shall mean Amendment No. 11, dated as of November __, 1999, to the Agreement.

     "Amendment No. 11 Effective Date" shall have the meaning ascribed to that term in Amendment No. 11.

     "American Amicable Holdings Corporation Management Contracts" shall mean each of the following: (i) Service Agreement dated April 1, 1999 between American Amicable Holdings Corporation and Pennsylvania Life Insurance Company,
(ii) Service Agreement dated

April 1, 1999 between the American Amicable Holdings Corporation and American-Amicable Life Insurance Company of Texas, (iii) Service Agreement dated April 1, 1999 between the American Amicable Holdings Corporation and Pioneer American Life Insurance Company, and (iv) Service Agreement dated April 1, 1999 between the American Amicable Holdings Corporation and Pioneer Security Life Insurance Company.

     "American Amicable Holdings Corporation Operating Expenses" shall mean expenses incurred by American Amicable Holdings Corporation in the performance of its obligations under the American Amicable Holdings Corporation Management Contracts.

     "Executive Director Escrow Amount" shall mean the $994,879 to be paid by the Company to fund the escrow account established pursuant to ss.3.3 of the Release and Indemnity Agreement dated December 24, 1998 among the Company, Pennsylvania Life Insurance Company, PennCorp Life Insurance Company and the individual set forth on the signature pages thereto (the "Executive Director") and attached hereto as Exhibit A, as such agreement may be amended or modified from time to time after the Amendment No. 11 Effective Date, provided that that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and was consented to in writing by the Majority Banks.

     "KB Investment" shall mean KB Investment L.L.C., a New York limited liability company.

     "KB Management Service Contracts" shall mean each of the following: (i) Amended and Restated Investment Agreement dated January 1, 1997, between KB Management L.L.C. and Southwestern Life Insurance Company, (ii) the Investment Management Agreements dated January 1, 1998 between KB Management L.L.C. and American-Amicable Life Insurance Company of Texas, (iii) the Investment Management Agreements dated January 1, 1998 between KB Management L.L.C. and Integon Life Insurance Corporation (now known as Security Life and Trust Insurance Company), (iv) the Investment Management Agreements dated January 1, 1998 between KB Management L.L.C. and Pacific Life and Accident Insurance Company, (v) the Investment Management Agreements dated January 1, 1998 between KB Management L.L.C. and Occidental Life Insurance Company of North Carolina,
(vi) the Investment Management Agreements dated January 1, 1998 between KB Management L.L.C. and Pioneer American Insurance Company, (vii) Investment Management Agreement dated January 1, 1998 between KB Management L.L.C. and Pioneer Security Life Insurance Company, (viii) Advisory and Management Services Agreement effective as of January 1, 1998 by and among KB Management L.L.C. and American-Amicable Life Insurance Company of Texas, Integon Life Insurance Corporation (now known as Security Life and Trust Insurance Company), Pacific Life and Accident Insurance Company, Pioneer American Insurance Company, Pioneer Security Life Insurance Company, Southwestern Life Insurance Company and
Occidental Life Insurance Company, and (ix) Employee Benefit Cost Sharing and Service Agreement effective as of September 1, 1998 by and among KB Management L.L.C., Southwestern Financial Services Corporation, American-Amicable Life Insurance Company of Texas, Marketing One, Inc., Occidental Life Insurance Company of North Carolina, PennCorp Financial Group, Inc. and PennCorp Financial Services, Inc.

     "KB Management Operating Expenses" shall mean operating expenses incurred by KB Management L.L.C. in the performance of its obligations under the KB Management Service Contracts.

     "Shareholder Litigation Settlement Amount" shall mean the $1,500,000 to be paid by the Company to settle In re PennCorp Financial Group, Inc. Securities Litigation, Master File No. 98 Civ. 5998 (LAP) (the "Shareholder Litigation" pursuant to the Memorandum of Understanding dated November 11, 1999, a copy of which is attached as Exhibit B to Amendment No. 11, as such form may be amended or modified from time to time or as such may be more fully documented in a settlement agreement after the Amendment No. 11 Effective Date, provided that that any such amendment, modification. or documentation was, in the sound business judgment of the Company and its Board of Directors, in the best interests of the Company, and was consented to in writing by the Majority Banks.

     (ii) to amend the following existing definitions to read as follows:

     "Commitment" shall mean (i) the amount set opposite each Bank's name on the signature pages of Amendment No. 11 under the caption "Reduced Commitment", or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank (in either case as the same may be terminated or reduced at any time or from time to time pursuant to
Section 2.04, canceled pursuant to Section 9 or increased or reduced at any time or from time to time pursuant to assignments made in accordance with Section 11.06) or (ii) as the context may require, the obligation of each Bank to make RC Loans in an aggregate unpaid principal amount not exceeding such amount.

     "Commitment Stepdown Date" shall mean the Amendment No. 11 Effective Date.

     "Operating Bank Account" shall mean a Bank Account of an Operating Bank Account Subsidiary that is listed on Amended Schedule 8.29(a) to Amendment No. 11.

     "Permitted Operating Account Withdrawal" shall mean a withdrawal from an Operating Bank Account to make a payment listed or described on Amended Schedule 8.29(b) to Amendment No. 11, subject to any limitations there set forth.

     "Reduced Commitment" shall mean, as applied to any Bank, the amount set forth opposite such Bank's name under the caption "Reduced Commitment" on the signature pages of Amendment No. 11.

     (b) Section 2.04(b)(iv) of the Credit Agreement shall be amended and restated as follows:

            "on the Commitment Stepdown Date, the Commitments shall be reduced to the amounts set forth under the caption "Reduced Commitment," on the signature pages attached to Amendment No. 11 (the aggregate of the reduction totaling $2,000,000);"

     (c) Section 8.19(b) shall be amended by

          (i) changing "(vi)" to "(viii)" and by adding the following after subclause (v):

          ", (vi) withdrawing the Shareholder Litigation Settlement Amount provided that such payment shall not exceed $1,500,000 and provided further that, pursuant to this Section 8.19(b), should the Company become entitled to and receive any portion of the Shareholder Litigation Settlement Amount such amount shall be immediately deposited in the Collateral Account, (vii) withdrawing the Executive Director Escrow Amount provided that such payment shall not exceed $994,875, and, provided further that, pursuant to this
     Section 8.19(b), should the Company become entitled to and receive any portion of the Executive Director Escrow Amount such amount shall be immediately deposited in the Collateral Account,"

          (ii) by adding the following sentence at the end thereof:

          "The fact that a particular current or future expenditure has been identified to the Administrative Agent, the Banks or their advisors pursuant to information furnished by the Company under this Agreement does not mean that the Banks have approved of such expenditure or that funds may be withdrawn from the Collateral Account for such expenditure."

          (d) Section 8.29 shall be amended by

          (i) amending Section 8.29(b)(i)(C) by inserting "(1)" after "(C)" and by deleting the "." at the end of that Section and replacing it with the following:

          "; and (2) Operating Bank Account Subsidiary Indebtedness may be repaid by the Company only to permit the Operating Bank Account Subsidiary to which such Indebtedness is owed to fund Permitted Operating Bank Account Withdrawals, and then only to the extent such payments have not otherwise been funded, including a funding with funds that constitute Excluded Funds. Any withdrawal by the Company from the Collateral Account for the payment of Operating Bank Account Subsidiary Indebtedness shall be deemed a representation and warranty by the Company made at the time of such withdrawal that such withdrawal is in accordance with the immediately preceding sentence."

          (ii) amending Section 8.29(b)(ii)(A) to read as follows:

          "(A) Funds determined to be Excluded Funds by the Majority Banks, pursuant to Section 8.29(b)(i)(D) hereof, are set forth on Amended Schedule 8.29(b)(ii)(A). Funds referred to in the proviso to the definition of "Excluded Funds" shall constitute "Excluded Funds", whether or not specified in such Schedule.

                                       II.

                                     GENERAL

      1.    Representations and Warranties.

      In order to induce the Banks to execute and deliver this Amendment No. 11, the Company hereby represents and warrants as follows:

      (a) The Company has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement. This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, as amended by this Amendment, the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and the Credit Agreement, as amended by this Amendment do not and
(absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval (hereinafter defined) or any other consent or approval, including any consent or approval of the stockholders of the Company or of any Subsidiary, to have been obtained, or any Governmental Registration (hereinafter defined) to have been made, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interests) upon any assets of the Company or any Subsidiary under (1) any Contract to which the Company, or any Subsidiary is a party or by which the Company, or any Subsidiary or any of their respective properties may be bound, or (2) any Applicable Law. As used herein, "Governmental Approval" shall mean any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit; "Governmental Registration" shall mean any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

      (b) The payment of the Executive Director Escrow Amount is the only remaining specific cash Liability of the Company in connection with the Release and Indemnity Agreement that is attached hereto as Exhibit A.

      2. Conditions to Effectiveness; Amendment No. 11 Effective Date. This Amendment No. 11 shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Amendment No. 11 Effective Date") as:

      (a) this Amendment No. 11 has been executed and delivered by the Company, each of the Banks and the Administrative Agent; and

      (b) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full.

     3. Governing Law. The rights and duties of the Company, the Agent and the Banks under this Amendment shall, pursuant to New York General Obligations Law
Section 5-1401, be governed by the law of the State of New York.

     4.   Counterparts.   This   Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     5. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 to be duly executed as of the day and year first above written.


                                      PENNCORP FINANCIAL GROUP, INC.



                                      By: /s/Scott D. Silverman
                                          -------------------------------------
                                          Name:   Scott D. Silverman
                                          Title:  Executive Vice President


                                      THE BANK OF NEW YORK, as  Administrative
                                      Agent,  Collateral Agent and as a Bank
                                      $17,233,333.38 Reduced Commitment


                                      By: /s/Peter W. Helt
                                          -------------------------------------
                                          Name:   Peter W. Helt
                                          Title:  Vice President


                                      THE CHASE MANHATTAN BANK, as a Managing
                                      Agent and as a Bank
                                      $15,399,999.99 Reduced Commitment


                                      By: /s/Elizabeth A. Kelley
                                          -------------------------------------
                                          Name:   Elizabeth A. Kelley
                                          Title:  Managing Director


                                      FIRST NATIONAL BANK OF CHICAGO, as a
                                      Managing Agent and as a Bank
                                      $15,399,999.99 Reduced Commitment

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      BANK OF AMERICA, N.A., formerly known as
                                      Nations Bank, N.A., as a Managing
                                      Agent and as a Bank
                                      $15,399,999.99 Reduced Commitment

                                      By: /s/William E. Livingstone IV
                                          -------------------------------------
                                          Name:   William E. Livingston IV
                                          Title:  Managing Director


                                      FLEET NATIONAL BANK, as a
                                      Co-Agent  and as a Bank
                                      $16,866,666.67 Reduced Commitment

                                      By: /s/Donald R. Nicholson
                                          -------------------------------------
                                          Name:   Donald R. Nicholson
                                          Title:  Senior Vice President



                                      MELLON BANK, N.A., as a Co-Agent
                                      and as a Bank
                                      $13,200,000.00 Reduced Commitment


                                      By: /s/Gary A. Saul
                                          -------------------------------------
                                          Name:   Gary A. Saul
                                          Title:  First Vice President



                                       BANK OF MONTREAL, as a Co-Agent
                                       and as a Bank
                                       $11,000,000.01 Reduced Commitment


                                       By: /s/Thomas E. McGraw
                                          -------------------------------------
                                          Name:   Thomas E. McGraw
                                          Title:  Director



                                      CIBC INC., as a Co-Agent and as a Bank
                                      $11,000,000.01 Reduced Commitment


                                      By: /s/Gerald Girardi
                                          -------------------------------------
                                          Name:   Gerald Girardi
                                          Title:  Execuitve Director
                                                  CIBC World Markets Corp,
                                                  As Agent

                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Co-Agent
                                      and as a Bank
                                      $11,000,000.01 Reduced Commitment


                                      By: /s/Lloyd C. Stevens
                                          -------------------------------------
                                          Name:   Lloyd C. Stevens
                                          Title:  Vice President

                                      By: /s/Anthony C. Valencourt
                                          -------------------------------------
                                          Name:   Anthony C. Valencourt
                                          Title:  Senior Vice President


                                      SUNTRUST BANK, CENTRAL FLORIDA NATIONAL
                                      ASSOCIATION
                                      $7,333,333.32 Reduced Commitment


                                      By: /s/T. Michael Logan
                                          -------------------------------------
                                          Name:   T. Michael Logan
                                          Title:  Managing Director


                                      FIRST UNION NATIONAL BANK
                                      $7,333,333.33 Reduced Commitment


                                      By: /s/Thomas L. Stitchberry
                                          -------------------------------------
                                          Name:   Thomas L. Stitchberry
                                          Title:  Senior Vice President


                                      BANK ONE TEXAS, NA
                                      $7,333,333.32 Reduced Commitment


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      BEAR STEARNS & CO., INC.
                                      $12,833,333.31 Reduced Commitment



                                      By: /s/Gregory A. Hanley
                                          -------------------------------------
                                          Name:   Gregory A. Hanley
                                          Title:  Senior Managing Director


                                      SG COWEN SECURITIES CORPORATION
                                      $1,833,333.34 Reduced Commitment


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                      ING (U.S.) CAPITAL CORPORATION
                                      $1,833,333.33 Reduced Commitment


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                                      Amended Schedule 8.29(a)

                             OPERATING BANK ACCOUNTS

Operating Bank                Operating Bank
Account Subsidiary            Accounts               Depositary Bank
------------------            ---------------        ---------------
KB Management LLC             890-0324-708           Bank of New York,
                              (ZBA Disb)             NY, NY

                              890-0168-935           Bank of New York,
                              (DDA)                  NY, NY

                              1574898050 (DDA)       Bank One Texas,
                              (DDA)                  Dallas, Texas

KB Investment LLC             890-0169-060           Bank of New York,
                              (DDA)                  NY, NY

American Amicable Holdings    15606                  Provident Inst.,
Corp.                         (Money Market)         Wilmington, DE

                              890-0168-897           Bank of New York,
                              (DDA)                  NY, NY

Southwestern Financial        890-0169-192           Bank of New York,
Corporation                   (DDA)                  NY, NY



                                                      Amended Schedule 8.29(b)

                   PERMITTED OPERATING ACCOUNT WITHDRAWALS
           (Capitalized terms used in this Amended Schedule 8.29(b)
               that are not defined in the Credit Agreement are
                         defined on Annex A hereto.)


Operating Bank          Operating Bank
Account Subsidiary      Accounts               Payments Permitted to be Funded
------------------      ---------------        -------------------------------

KB Management LLC       890-0168-935           (DDA) KB Management
                                               Operating  Expenses,  to (BNY)
                                               the extent not otherwise Funded.

American-Amicable       890-0168-897           American-Amicable Holdings
Holdings Corporation    (DDA)                  Corporation Operating Expenses,
                        (BNY)                  to the extent not otherwise
                                               Funded.

                        15606                  Payments, to the extent not otherwise
                        (Money Market)         funded, required to pay dividends to
                        (Provident Inst.)      the Company, as described in the Weil
                                               Letter, provided, that such dividend
                                               is, in fact, paid on the date of such
                                               withdrawal.

Southwestern Financial    890-0169-192         Southwestern Financial Corporation
Corporation               (DDA)                Operating Expenses, to the extent not
                          (BNY)                otherwise Funded.




                                               Amended Schedule 8.29(b)(ii)(A)

                           SCHEDULE OF EXCLUDED FUNDS

          (Numbered Footnote references are to the attached Footnote
         Appendix. Such Footnote Appendix and the Footnotes there set forth are an integral part of this Schedule.)

Operating Bank          Operating Bank
Account Subsidiary      Accounts             Depositary Bank               Excluded Funds
------------------      --------             ---------------               --------------
KB Management  LLC      890-0324-708         Bank of New York,  NY, NY          100%(1)
                        (ZBA Disb)

                        890-0168-935         Bank of New York, NY, NY           0%(3)
                        (DDA)

                        1574898050 (DDA)     Bank One Texas, Dallas,            100%(2)
                                             Texas

KB Investment LLC       890-0169-060         Bank of New York, NY, NY           0%(3)
                        (DDA)

American Amicable       15606                Provident Inst.,                   100%(4)
Holdings Corp.          (Money Market)       Wilmington, DE

                        890-0168-897         Bank of New York, NY, NY           0%(3)
                        (DDA)

Southwestern Financial  890-0169-192         Bank of New York, NY, NY           0%(1)
Corporation             (DDA)




                                FOOTNOTE APPENDIX

                          TO SCHEDULE OF EXCLUDED FUNDS

1. Balances in this account shall constitute Excluded Funds only if, to the extent, and so long as, deposits in this account are used for the purposes specified in the letter dated, November 24, from Angela L. Fontana to Charles Vejvoda (the "Weil Letter") attached hereto as Exhibit C.

2. Balances in this account shall constitute Excluded Funds until this account is closed, provided that this account is closed promptly upon finalization of the necessary paperwork referenced in the Weil Letter, but in any event no later than January 31, 2000, or such later date as the Administrative Agent may agree to.

3. Balances shall constitute Excluded Funds only to the extent they represent amounts required for gross payroll and employee benefits, provided that such amounts are deposited in the applicable payroll and benefit accounts on the day received. For this purpose, "gross" payroll shall include withholding taxes, and "employee benefits" shall include medical, dental and the like employee benefits.

4. Balances in this account shall constitute Excluded Funds only if, and to the extent, and so long as balances in this account are required to demonstrate liquidity in an amount necessary to maintain the intercompany notes referred to in the Weil Letter as admitted assets ("Liquidity Balances").

      Balances in excess of such amounts shall not constitute Excluded Funds, but the Operating Bank Account Indebtedness resulting from the transfer of such balances to the Company, pursuant to Section 8.29(b) of the Credit Agreement, may be repaid on each date that a dividend in the amount of the repayment is paid to the Company, provided that such dividend is, in fact, paid on such date.

      If, for regulatory purposes, it is necessary to maintain the Liquidity Balances in a separate account, this account should be divided into two accounts, one containing Liquidity Balances, and the other containing all other balances.